Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure

The Committee does not consider material non-public information when determining the timing or terms of equity awards, nor do we time disclosures of material non-public information for the purpose of affecting the value of executive compensation with such awards.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Committee does not consider material non-public information when determining the timing or terms of equity awards, nor do we time disclosures of material non-public information for the purpose of affecting the value of executive compensation with such awards.
MNPI Disclosure Timed for Compensation Value	false